Valero L.P. Unitholders and Kaneb Shareholders and Unitholders

Approve Acquisition of Kaneb by Valero L.P.

SAN ANTONIO and RICHARDSON, TEXAS, March 11, 2005 – Valero L.P. (NYSE:VLI), Kaneb Pipe Line Partners, L.P. (NYSE:KPP) and Kaneb Services LLC (NYSE:KSL) announced today that the unitholders of Valero L.P. and Kaneb Partners and the shareholders of Kaneb Services have approved the proposed acquisitions by Valero L.P. of Kaneb Partners and Kaneb Services in meetings held by the respective entities in San Antonio and Richardson, Texas.

Over 98 percent of the votes cast at the Valero L.P. special meeting, representing a significant majority of the outstanding Valero L.P. common units, voted to approve the issuance of Valero L.P. common units in the Kaneb Partners merger. Over 96 percent of the votes cast at each of the Kaneb Partners and Kaneb Services special meetings, representing significant majorities of the outstanding Kaneb Partners units and Kaneb Services shares, voted to approve their respective merger agreements with Valero L.P. The mergers were also approved by over 96 percent of each of the Kaneb Partners units and Kaneb Services shares voted by holders other than Valero, Kaneb and their respective affiliates.

Completion of the mergers remain subject to regulatory approval and the satisfaction of certain other customary conditions. The companies are currently working to complete the mergers in the second quarter of 2005.

Valero L.P. owns and operates crude oil and refined product pipelines, refined product terminals and refinery feedstock storage assets primarily in Texas, New Mexico, Colorado, Oklahoma, California and Mexico. The partnership transports refined products from Valero Energy’s refineries to established and growing markets in the Mid-Continent, Southwest and the Texas-Mexico border region of the United States. In addition, its pipelines, terminals and storage facilities primarily support eight of Valero Energy’s key refineries with crude oil and other feedstocks as well as provide access to domestic and foreign crude oil sources. For more information, visit Valero L.P.’s web site at www.valerolp.com.

Kaneb is a single business represented by two separate publicly traded entities on the New York Stock Exchange. Kaneb’s business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. Kaneb is a major transporter of refined petroleum products in the Midwest and is the second largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE:KSL) and Kaneb Pipe Line Partners, L.P. (NYSE:KPP). For more information, visit www.kaneb.com.

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Cautionary Statement Regarding Forward-Looking Statements – Valero L.P.

This press release includes forward-looking statements regarding future events and the future financial performance of Valero L.P. All forward-looking statements are based on the partnership’s beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the partnership’s current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in Valero L.P.’s 2003 annual report on Form 10-K, the amended Form S-4 Registration Statement filed by Valero L.P. on January 25, 2005 and subsequent filings with the Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements – Kaneb

Certain of Kaneb’s statements in this press release are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in Kaneb’s business, and other risks and uncertainties detailed from time to time in Kaneb’s periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect Kaneb’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by Kaneb, or any other person, that the objectives and plans of Kaneb will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and Kaneb assumes no obligation to update any forward-looking statements.

SOURCE: Valero L.P.

Contact Information:

Valero L.P., San Antonio
Investors: Eric Fisher, Vice President,
Investor Relations: 210-345-2896
or
Media: Mary Rose Brown, Senior Vice President,
Corporate Communications: 210-345-2314
Web site: www.valerolp.com
or
Kaneb Partners, Dallas
Investor Relations: 972-699-4041